Contract liabilities	12 Months Ended
Dec. 31, 2024
Contract liabilities
Contract liabilities

14.          Contract liabilities

(In thousands)	December 31, 2023	December 31, 2024
Current:
Membership subscription	35,123	38,479
Live streaming	830	953
Others	422	504
Total	36,375	39,936
Non-current:
Membership subscription	846	458
Total	846	458

Note:

Contract liabilities were related to unsatisfied performance obligations at the end of the year. Due to the generally short-term duration of the contracts, the majority of the performance obligations are satisfied in the following period. The amount of revenue recognized that was included in contract liabilities balance at the beginning of the year was USD35,380,000, USD38,016,000 and USD36,091,000 for the years ended December 31, 2022 and 2023 and 2024, respectively.